MERRILL LYNCH GLOBAL BOND FUND FOR INVESTMENT AND RETIREMENT

                   Supplement dated February 10, 1999 to the

                         Prospectus dated April 2, 1998

     The seventh paragraph under "Management of the Fund - Management and Advisory Arrangements" is revised by deleting the entire paragraph and adding the following:

     HARRY J. ESCOBAR is the Fund's Portfolio Manager. Mr. Escobar has been a Director (Global Fixed Income) of MLAM since August 1998. Previously, he was a Senior Vice President in the Fixed Income group at Lehman Brothers, Inc. from 1991 to 1998. Mr. Escobar is primarily responsible for the day to day management of the Fund's investment portfolio.

Code     #10417-0498ALL